UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 27, 2007
                Date of Report (Date of earliest event reported)

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                            PRO-PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)

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              NEVADA                000-32877              04-3562325
   (State or Other Jurisdiction    (Commission           (IRS Employer
        of Incorporation)          File Number)        Identification No.)

                                 7 WELLS AVENUE
                              NEWTON, MASSACHUSETTS
                                      02459
               (Address of Principal Executive Offices) (Zip Code)

                                 (617) 559-0033
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Results of Operations and Financial Condition


Item 2.02  Results of Operations and Financial Condition.
On July 27, 2007, Pro-Pharmaceuticals, Inc. issued a news release today reporting a corporate update. In the news release, the Company reported its cash position as of June 30th, 2007 and planned cash operating expense for the third quarter ended September 30, 2007. A copy of the press release is furnished as
Exhibit 99.1 to this report and is incorporated herein by reference. This information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.


Item 9.01  Financial Statements and Exhibits.

(d) The following exhibit is furnished with this report:
Exhibit Number 99.1

Description

News Release dated July 27, 2007, reporting Pro-Pharmaceuticals' corporate update. In the news release, the Company reported its cash position as of June 30th, 2007 and planned cash operating expense for the third quarter ended September 30, 2007.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PRO-PHARMACEUTICALS, INC.

                                           By: /s/ Carl L. Lueders
                                               ---------------------------------
                                               Carl L. Lueders
                                               Chief Financial Officer

Date: July 27, 2007


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                                  EXHIBIT INDEX


Exhibit
Number     Exhibit
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99.1       News release dated July 27, 2007, reporting a corporate update.